Annual
Report

AUGUST 31, 1998

TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.




[Photo]







[Franklin Templeton Logo]


PAGE

[Franklin Templeton 50 Year Logo]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO]

GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.

PAGE


CONTENTS

Shareholder Letter            1

Performance Summary           6

Financial Highlights &
Statement of Investments     10

Financial Statements         17

Notes to Financial
Statements                   20

Independent Auditor's Report 23

Tax Designation              24

[PYRAMID GRAPHIC]

SHAREHOLDER LETTER

Your Fund's Objective: Templeton Capital Accumulator Fund seeks long-term capital growth, which it seeks to achieve by investing in common stocks and debt obligations of companies and governments of any nation.

Dear Shareholder:

This annual report for Templeton Capital Accumulator Fund covers the fiscal year ended August 31, 1998. The investment climate over the twelve months under review was influenced considerably by the continued deterioration of economic conditions in Asia. Except for a brief period early in 1998 when some Asian markets temporarily advanced 50%-60% in U.S. dollar terms, investors evacuated Asian and other emerging equity markets. The resulting flow of money into the U.S. and Europe helped lift these developed markets to historically high valuations. The world's most expensive stocks appeared to benefit most from this trend while cheaper markets languished. For example, the average price for the top 20% most expensive stocks in the Morgan Stanley Capital International(R)
(MSCI) All Country World Free (ACWF) Index rose approximately 20% in

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98

[Pie Graphic]

Europe                     45.1%
United States              14.2%
Asia                        8.4%
Latin America               8.3%
Australia & New Zealand     5.6%
Canada                      1.5%
Short Term Investments &
Other Net Assets           16.9%

the first half of 1998, while the cheapest 20% of stocks in the Index averaged just about a 5% gain.(1) Only in Japan and Latin America did the least expensive stocks generally outperform, but in these regions the overall level of performance was still well-behind the pace set in Europe and North America. Investors seemed willing to pay high prices for the relative "safety" of European shares rather than exposing themselves to the risks brought about by owning "cheap" shares in seemingly imploding Asian markets in particular and emerging markets in general. By maintaining relatively low weightings in Asian markets, the Fund was impacted more indirectly than directly by the Asian market downturn that continued during early 1998. Our Latin American holdings were negatively impacted by investor concerns surrounding emerging market investments in general, and our European holdings tended to be among the less expensive stocks that underperformed the overall market.

Because we diversified our portfolio away from the expensive European and U.S. markets, which represented approximately 85% of the MSCI World Index and 82% of the MSCI-ACWF Index, the Fund underperformed these indices. Within this environment, Templeton Capital Accumulator Fund produced a -7.87% one-year cumulative total return, as shown in the Performance Summary on page 6. The unmanaged MSCI World Index reported a 4.13% total return and the MSCI-ACWF Index reported a 0.59% total return for the same period.(2)

1. Stock rankings measured by 1997 year-end price/earnings ratios, which averaged 57 for the 20% most expensive stocks and 8 for the cheapest 20% of the stocks. Performance is measured in U.S. dollars and includes reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

2. Market return is measured in U.S. dollars and includes reinvested dividends. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index. The MSCI-ACWF Index includes approximately 2,500 companies representing the stock markets of 48 countries, including the U.S., Germany, Mexico, Indonesia, Thailand, and Japan. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan.


2

PAGE


Attempting to take advantage of extreme stock price volatility, we made several changes to the portfolio during the reporting period. On the sell side, we realized significant gains when we closed our positions in Barclays Plc., the large United Kingdom banking group, and Aegon NV, a leading Dutch insurance company. Like financial stocks in the U.S., European financial stocks generally performed very well during the reporting period, and both stocks attained our price targets. We also closed our position in Telefonica de Espana, the Spanish telecommunications company, after a strong increase in its stock price.

On the buy side, we initiated a position in Imperial Chemical Industries Plc., a large British chemical manufacturer which we believe has a solid long-term earnings outlook despite recent stock price declines. We also added a Latin American company to the portfolio: Centrais Eletricas Brasileiras SA (Eletrobras), a major Brazilian electric company, and added to our existing position in Compania de Telecomunicaciones de Chile SA, Chile's leading telecommunications company. We believed that the turmoil in emerging markets had reduced the stock prices of both companies enough to make them good values. We also added shares to our position in Volvo, AB, B, a Swedish transportation equipment company, and Fisher & Paykel Ltd., a New Zealand appliance and health care products manufacturer.

Our Latin American holdings, at the end of the reporting period, represented 8.3% of total net assets. Although the Asian turmoil has affected Latin America, the decline in share prices there appears to be excessive. Many of these companies have little if any debt and in

  TOP 10 INDUSTRIES
  REPRESENTED IN THE FUND*
  8/31/98

                                  % OF TOTAL
  INDUSTRY                        NET ASSETS
  Telecommunications                12.3%
  Banking                           10.4%
  Utilities Electrical & Gas         6.1%
  Electrical & Electronics           4.5%
  Forest Products & Paper            4.1%
  Chemicals                          3.9%
  Merchandising                      3.7%
  Automobiles                        3.6%
  Financial Services                 3.3%
  Transportation                     3.2%

*Does not include investments in fixed-income securities, and short-term investments and other net assets.


                                                                               3

PAGE


  TOP 10 HOLDINGS
  8/31/98

  COMPANY,                                            % OF TOTAL
  INDUSTRY, COUNTRY                                   NET ASSETS
Nokia AB, A
Telecommunications, Finland                              2.2%

British Energy Ltd.
Utilities Electrical & Gas,
United Kingdom                                           1.6%

Foreningssparbanken AB, A
Banking, Sweden                                          1.6%

Merita Ltd., A
Banking, Finland                                         1.6%

Telecomunicacoes Brasileiras
SA (Telebras), ADR, pfd
Telecommunications, Brazil                               1.6%

Axa-UAP
Financial Services, France                               1.3%

Volvo AB, B
Automobiles, Sweden                                      1.3%

Philips Electronics NV
Electrical & Electronics,
Netherlands                                              1.3%

Skandia Foersaekrings AB
Insurance, Sweden                                        1.3%

Compania de Telecomunica-
ciones de Chile SA, ADR
Telecommunications, Chile                                1.3%

many cases, the debt that is on the balance sheet is not dollar-denominated. Moreover, capital in Latin America has generally been invested at a careful pace, and not, we believe, largely in marginal ventures as occurred in Asia. Economic reforms and privatization are also well under way in the region, and banking systems generally appear to be soundly capitalized. With valuations on trailing 12-month earnings in Brazil at less than one-third the level in Germany, it does not appear to be difficult to identify bargains. Even if Brazil devalued its currency, we believe it is unlikely many companies would need to issue new shares to rescue their balance sheets. Indeed, many companies might benefit from an improved export potential.

Looking forward, we believe it is not likely that the world's most expensive stocks will continue to outperform over the long term. A time will eventually come when the point of maximum pessimism has been reached; then many investors in the world's expensive, developed markets are likely to return to the less expensive markets of Latin America and Asia. Although it is always difficult to pinpoint exactly when this time will arrive, we do not expect it to be too hard to determine when we are approaching it. The Templeton investment process is designed to highlight the value in individual stocks that often occurs when other investors are suffering from undue levels of pessimism, and we look forward to a bright future with confidence.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the


4

PAGE


same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong equity market increased 785% in the last 15 years, but suffered six declines of more than 20% during that time.(3)

Please remember that this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Capital Accumulator Fund and welcome your comments and suggestions.

Sincerely,

/s/GARY P. MOTYL

Gary P. Motyl, CFA
President
Templeton Capital Accumulator Fund, Inc.


                                                                               5
3. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


PAGE


PERFORMANCE SUMMARY

Templeton Capital Accumulator Fund produced a -7.87% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales and creation charges. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund delivered a cumulative total return of 139.72% since inception on March 1, 1991.

The Fund's share price, as measured by net asset value, decreased $1.28, from $10.97 on August 31, 1997, to $9.69 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 18.5 cents ($0.185) in dividend income, 2.5 cents ($0.0250) in short-term capital gains, and 25.5 cents ($0.2550) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.


6

PAGE


The graph on page 8 compares the performance of Templeton Capital Accumulator Fund, the Morgan Stanley Capital International(R) (MSCI) World Index, and the Morgan Stanley Capital International(R) (MSCI) All Country World Free Index since the Fund's inception on March 1, 1991. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The MSCI All Country World Free Index represents the stock markets of 48 developed and emerging countries, including the U.S., Germany, Mexico, Indonesia, Thailand, and Japan. The graph also compares the Fund's performance with the Consumer Price Index
(CPI), a commonly used measure of inflation.

Given the Fund's holdings, management has added the MSCI All Country World Free Index this year because we believe the composition of this index also provides for a relevant comparison to the Fund's current and past portfolio. The Fund invests a portion of its assets in emerging market countries, which are not included in the MSCI World Index, and in this regard, the MSCI All Country World Free Index also provides a suitable comparison. The MSCI World Index may be excluded from next year's annual report.

Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, includes no sales and creation charges, or management or operating expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.


                                                                               7

PAGE


TOTAL RETURN INDEX COMPARISON
$10,000 Investment (3/1/91 - 8/31/98)

[LINE CHART}

This line graph compares the performance of Templeton Capital Accumulator Fund to that of the Morgan Stanley Capital International World Index and Morgan Stanley Capital International All Country World Free Index, as well as to the Consumer Price Index, based on a $10,000 investment from 3/1/91 to 8/31/98.



                  Templeton     MSCI         MSCI AC
                  Capital       World       World Free
                 Accumulator    Index         Index       CPI
                    Fund*
         3/1/91    $10,000      $10,000       $10,000    $10,000
      3/31/1991     $9,960       $9,707        $9,730    $10,013
         Apr-91    $10,050       $9,784        $9,812    $10,028
         May-91    $10,249      $10,008       $10,046    $10,057
         Jun-91     $9,841       $9,391        $9,434    $10,088
         Jul-91    $10,299       $9,837        $9,883    $10,102
         Aug-91    $10,378       $9,807        $9,863    $10,132
         Sep-91    $10,408      $10,066       $10,115    $10,177
         Oct-91    $10,441      $10,231       $10,291    $10,191
         Nov-91    $10,219       $9,787        $9,848    $10,221
         Dec-91    $10,700      $10,501       $10,579    $10,229
         Jan-92    $10,944      $10,308       $10,421    $10,243
         Feb-92    $11,096      $10,132       $10,264    $10,281
         Mar-92    $11,005       $9,657        $9,807    $10,332
         Apr-92    $11,238       $9,793        $9,938    $10,347
         May-92    $11,613      $10,184       $10,319    $10,362
         Jun-92    $11,349       $9,844        $9,951    $10,399
         Jul-92    $11,268       $9,872        $9,983    $10,422
         Aug-92    $11,106      $10,114       $10,207    $10,451
         Sep-92    $11,076      $10,022       $10,120    $10,480
         Oct-92    $10,945       $9,753        $9,872    $10,517
         Nov-92    $11,079       $9,930       $10,037    $10,532
         Dec-92    $11,411      $10,012       $10,132    $10,525
         Jan-93    $11,557      $10,047       $10,167    $10,577
         Feb-93    $11,953      $10,286       $10,406    $10,614
         Mar-93    $12,474      $10,885       $11,004    $10,652
         Apr-93    $12,776      $11,391       $11,504    $10,681
         May-93    $13,234      $11,656       $11,775    $10,696
         Jun-93    $13,151      $11,560       $11,698    $10,711
         Jul-93    $13,380      $11,800       $11,941    $10,710
         Aug-93    $14,339      $12,343       $12,507    $10,740
         Sep-93    $14,318      $12,117       $12,297    $10,762
         Oct-93    $15,027      $12,452       $12,661    $10,807
         Nov-93    $14,635      $11,750       $12,003    $10,815
         Dec-93    $15,921      $12,327       $12,652    $10,814
         Jan-94    $17,093      $13,143       $13,492    $10,844
         Feb-94    $16,752      $12,974       $13,297    $10,882
         Mar-94    $16,006      $12,417       $12,699    $10,919
         Apr-94    $16,198      $12,803       $13,044    $10,934
         May-94    $16,389      $12,838       $13,121    $10,940
         Jun-94    $15,889      $12,805       $13,058    $10,978
         Jul-94    $16,603      $13,051       $13,347    $11,007
         Aug-94    $17,274      $13,446       $13,822    $11,052
         Sep-94    $16,944      $13,095       $13,497    $11,081
         Oct-94    $17,158      $13,470       $13,843    $11,089
         Nov-94    $16,540      $12,888       $13,242    $11,104
         Dec-94    $16,348      $13,015       $13,288    $11,104
         Jan-95    $16,045      $12,823       $13,018    $11,148
         Feb-95    $16,393      $13,012       $13,157    $11,192
         Mar-95    $16,639      $13,642       $13,760    $11,229
         Apr-95    $17,076      $14,119       $14,260    $11,266
         May-95    $17,603      $14,243       $14,418    $11,289
         Jun-95    $17,749      $14,241       $14,421    $11,311
         Jul-95    $18,320      $14,957       $15,118    $11,311
         Aug-95    $17,861      $14,626       $14,787    $11,341
         Sep-95    $18,275      $15,055       $15,194    $11,363
         Oct-95    $17,837      $14,821       $14,940    $11,400
         Nov-95    $18,212      $15,338       $15,410    $11,392
         Dec-95    $18,768      $15,790       $15,874    $11,384
         Jan-96    $19,169      $16,078       $16,227    $11,451
         Feb-96    $19,455      $16,179       $16,295    $11,488
         Mar-96    $19,753      $16,451       $16,546    $11,548
         Apr-96    $20,624      $16,841       $16,950    $11,592
         May-96    $20,876      $16,858       $16,967    $11,614
         Jun-96    $20,899      $16,947       $17,060    $11,622
         Jul-96    $20,166      $16,351       $16,423    $11,644
         Aug-96    $20,807      $16,542       $16,626    $11,666
         Sep-96    $21,105      $17,193       $17,240    $11,703
         Oct-96    $21,410      $17,316       $17,308    $11,740
         Nov-96    $22,522      $18,289       $18,234    $11,762
         Dec-96    $23,080      $18,000       $17,970    $11,762
         Jan-97    $23,530      $18,219       $18,271    $11,799
         Feb-97    $23,673      $18,432       $18,520    $11,835
         Mar-97    $23,744      $18,071       $18,150    $11,864
         Apr-97    $23,744      $18,665       $18,733    $11,878
         May-97    $25,001      $19,820       $19,850    $11,871
         Jun-97    $26,235      $20,811       $20,866    $11,886
         Jul-97    $27,373      $21,773       $21,810    $11,900
         Aug-97    $26,021      $20,320       $20,280    $11,922
         Sep-97    $27,942      $21,427       $21,361    $11,952
         Oct-97    $25,868      $20,303       $20,089    $11,982
         Nov-97    $25,624      $20,665       $20,396    $11,975
         Dec-97    $25,655      $20,920       $20,664    $11,961
         Jan-98    $25,853      $21,507       $21,119    $11,982
         Feb-98    $27,733      $22,965       $22,564    $12,006
         Mar-98    $29,291      $23,938       $23,527    $12,030
         Apr-98    $29,564      $24,175       $23,747    $12,052
         May-98    $29,069      $23,876       $23,297    $12,073
         Jun-98    $28,599      $24,446       $23,716    $12,088
         Jul-98    $28,648      $24,410       $23,724    $12,102
         Aug-98    $23,972      $21,159       $20,400    $12,117



*Performance figures represent the change in value of an investment over the period shown, assuming reinvestment of distributions at net asset value, and do not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount paid during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).

Past performance is not predictive of future results.


                                                                               8

PAGE


  TEMPLETON CAPITAL ACCUMULATOR
  Periods ended 8/31/98

                                                                                          SINCE
                                                                                        INCEPTION
                                     1-YEAR            3-YEAR            5-YEAR          (3/1/91)
Cumulative Total Return(1)             -7.87%            34.22%            67.44%           139.72%
Average Annual Total Return(2)         -7.87%            10.31%            10.83%            12.35%
Value of $10,000 Investment(3)     $    9,213       $   13,422        $   16,744        $   23,972

                           8/31/94  8/31/95  8/31/96  8/31/97   8/31/98
  One-Year Total Return(4)  20.64%    3.40%   16.50%   25.06%    -7.87%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include any sales and creation charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of distributions at net asset value. Calculations do not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount paid during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable charges. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


                                                                               9

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------------
                                                                  1998        1997        1996       1995       1994
                                                                ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $10.97       $9.08       $7.97      $8.10      $6.87
                                                                ------------------------------------------------------
Income from investment operations:
 Net investment income......................................         .18         .18         .19        .14        .09
 Net realized and unrealized gains (losses).................       (1.00)       2.03        1.10        .12       1.30
                                                                ------------------------------------------------------
Total from investment operations............................        (.82)       2.21        1.29        .26       1.39
                                                                ------------------------------------------------------
Less distributions from:
 Net investment income......................................        (.18)       (.18)       (.15)      (.10)      (.07)
 Net realized gains.........................................        (.28)       (.14)       (.03)      (.29)      (.09)
                                                                ------------------------------------------------------
Total distributions.........................................        (.46)       (.32)       (.18)      (.39)      (.16)
                                                                ------------------------------------------------------
Net asset value, end of year................................       $9.69      $10.97       $9.08      $7.97      $8.10
                                                                ------------------------------------------------------
                                                                ------------------------------------------------------
Total Return................................................     (7.87)%      25.06%      16.50%      3.40%     20.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $191,913    $172,683    $108,019    $65,538    $38,323
Ratios to average net assets:
 Expenses...................................................       1.00%       1.00%       1.00%      1.00%      1.00%
 Expenses, excluding waiver and payments by affiliate.......       1.09%       1.13%       1.16%      1.34%      1.58%
 Net investment income......................................       1.77%       2.00%       2.56%      2.37%      1.58%
Portfolio turnover rate.....................................      11.92%       7.43%      11.08%     12.91%     15.25%

+Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.

                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS 78.6%
APPLIANCES & HOUSEHOLD DURABLES 1.9%
Electrolux AB, B............................................      Sweden           111,250     $  1,774,322
Fisher & Paykel Ltd. .......................................   New Zealand         339,200          857,436
Sony Corp. .................................................      Japan             14,600        1,066,124
                                                                                               ------------
                                                                                                  3,697,882
                                                                                               ------------
AUTOMOBILES 3.6%
*Circuit City Stores Inc., Carmax Group.....................  United States         92,000          523,250
Fiat SpA....................................................      Italy            437,500        1,356,291
Ford Motor Co. .............................................  United States         24,000        1,056,000
General Motors Corp. .......................................  United States         25,000        1,443,750
Volvo AB, B.................................................      Sweden            90,000        2,481,362
                                                                                               ------------
                                                                                                  6,860,653
                                                                                               ------------
BANKING 9.6%
ABN Amro Holding NV.........................................   Netherlands          60,000        1,356,750
Australia & New Zealand Banking Group Ltd. .................    Australia          200,000        1,010,821
Banco Bradesco SA, ADR......................................      Brazil           225,000        1,261,789
Bankinter SA................................................      Spain             45,000        1,442,260
Banque Nationale de Paris BNP...............................      France            28,000        1,913,570
BPI Socieda de Gestora de Participacoes Socias SA...........     Portugal           25,171          815,622
Development Bank of Singapore Ltd., fgn. ...................    Singapore          145,000          502,111
Fokus Bank AS...............................................      Norway           150,000          992,867
Foreningssparbanken AB, A...................................      Sweden           136,800        3,095,137
HSBC Holdings Plc. .........................................    Hong Kong           65,200        1,384,065
*Korea Long Term Credit Bank................................   South Korea         477,302          678,578
Merita Ltd., A..............................................     Finland           600,000        3,018,587
Nationsbank Corp. ..........................................  United States         11,600          661,200
*Philippine National Bank...................................   Philippines         132,383           77,072
PT Bank Bali, fgn. .........................................    Indonesia          651,700           30,963
PT Bank Pan Indonesia TBK...................................    Indonesia          420,300            8,558
*Thai Farmers Bank Public Co. Ltd., fgn. ...................     Thailand          600,000          257,757
                                                                                               ------------
                                                                                                 18,507,707
                                                                                               ------------
BROADCASTING & PUBLISHING .2%
News Corp. Ltd. ............................................    Australia           70,000          428,214
                                                                                               ------------
BUILDING MATERIALS & COMPONENTS 1.6%
Pioneer International Ltd. .................................    Australia          675,815        1,237,551
*Siam City Cement Public Co. Ltd., fgn. ....................     Thailand          153,802          198,217
Svedala Industri, A ........................................      Sweden           100,000        1,570,169
                                                                                               ------------
                                                                                                  3,005,937
                                                                                               ------------
BUSINESS & PUBLIC SERVICES 1.5%
Esselte AB, B...............................................      Sweden            40,000          712,140
Lex Service Plc. ...........................................  United Kingdom       165,000        1,170,105
*Waste Management Inc. .....................................  United States         20,300          895,738
                                                                                               ------------
                                                                                                  2,777,983
                                                                                               ------------

                                                                              11

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS 3.9%
Akzo Nobel NV...............................................   Netherlands          30,000     $  1,231,627
Great Lakes Chemical Corp. .................................  United States         22,000          860,750
Imperial Chemical Industries Plc. ..........................  United Kingdom       107,000        1,177,163
*Methanex Corp. ............................................      Canada           114,000          666,880
Rhone-Poulenc SA, A.........................................      France            46,000        2,323,350
Solvay SA...................................................     Belgium            20,000        1,264,709
                                                                                               ------------
                                                                                                  7,524,479
                                                                                               ------------
DATA PROCESSING & REPRODUCTION .6%
*3Com Corp. ................................................  United States         48,500        1,148,844
                                                                                               ------------
ELECTRICAL & ELECTRONICS 4.5%
ABB AG, br. ................................................   Switzerland             652          759,607
Alcatel Alsthom Cie Generale D'Electricite SA...............      France             6,661        1,133,835
GP Batteries International Ltd. ............................    Singapore           56,000           61,171
General Electric Co. Plc. ..................................  United Kingdom       240,000        1,573,369
Hitachi Ltd. ...............................................      Japan            165,000          826,227
Matsushita Electric Industrial Co. Ltd. ....................      Japan             99,000        1,423,401
Motorola Inc. ..............................................  United States         10,000          430,625
Philips Electronics NV......................................   Netherlands          37,940        2,474,617
                                                                                               ------------
                                                                                                  8,682,852
                                                                                               ------------
ELECTRONIC COMPONENTS & INSTRUMENTS .6%
Intel Corp. ................................................  United States         16,000        1,139,000
                                                                                               ------------
ENERGY EQUIPMENT & SERVICES .2%
*Transcanada Pipelines Ltd. ................................      Canada            29,276          398,669
                                                                                               ------------
ENERGY SOURCES 2.8%
Norsk Hydro AS..............................................      Norway            20,000          721,033
Saga Petroleum AS, B........................................      Norway            49,070          479,316
Societe Elf Aquitaine SA....................................      France            20,000        2,043,993
Total SA, B.................................................      France            13,000        1,304,399
YPF Sociedad Anonima, ADR...................................    Argentina           37,500          829,688
                                                                                               ------------
                                                                                                  5,378,429
                                                                                               ------------
FINANCIAL SERVICES 3.3%
Axa-UAP.....................................................      France            21,257        2,553,717
Industrial Credit & Inv. Corp. of India (ICICI).............      India            506,098          827,825
Industrial Credit & Inv. Corp. of India (ICICI), GDR,
  144A......................................................      India            101,100          909,900
ING Groep NV................................................   Netherlands          32,500        1,914,022
*ING Groep NV, trading coupon...............................   Netherlands          32,500           21,231
                                                                                               ------------
                                                                                                  6,226,695
                                                                                               ------------

 12

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS .6%
Archer-Daniels Midland Co. .................................  United States         52,500     $    787,500
IBP Inc. ...................................................  United States         23,000          380,938
                                                                                               ------------
                                                                                                  1,168,438
                                                                                               ------------
FOREST PRODUCTS & PAPER 4.1%
*Asia Pulp & Paper Co. Ltd., ADR............................    Indonesia           45,000          233,438
Boise Cascade Corp. ........................................  United States         14,000          342,125
Enso OY, R..................................................     Finland           140,400        1,185,097
Fletcher Challenge Ltd. Forestry Division...................   New Zealand       1,770,000          640,430
Georgia Pacific Corp. ......................................  United States         16,000          686,000
Georgia Pacific Timber Group................................  United States         16,000          322,000
International Paper Co. ....................................  United States         26,000          962,000
Mayr-Melnhof Karton AG......................................     Austria            11,000          561,134
Mo Och Domsjoe AB, B........................................      Sweden            34,000          668,373
Portucel Industrial Empresa Product Celulose, ADR, 144A.....     Portugal           49,100          320,755
*PT Inti Indorayon Utama....................................    Indonesia          450,000           20,362
*Shorewood Packaging Corp. .................................  United States         41,250          536,250
Stora Kopparbergs Bergslags AB, B...........................      Sweden            90,000        1,090,464
Unipapel SA.................................................      Spain             12,000          336,527
                                                                                               ------------
                                                                                                  7,904,955
                                                                                               ------------
HEALTH & PERSONAL CARE 3.2%
Astra AB, B.................................................      Sweden            53,333          863,794
Medeva Plc. ................................................  United Kingdom       480,000          847,971
Novartis AG.................................................   Switzerland             453          704,416
Nycomed Amersham Plc. ......................................  United Kingdom       234,215        1,490,090
*Windmere-Durable Holdings Inc. ............................  United States         90,000        2,137,500
                                                                                               ------------
                                                                                                  6,043,771
                                                                                               ------------
INDUSTRIAL COMPONENTS 2.1%
BTR Plc. ...................................................  United Kingdom       377,813          828,772
Exide Corp. ................................................  United States         40,500          402,469
Flowserve Corp. ............................................  United States         39,020          731,625
Goodyear Tire & Rubber Co. .................................  United States         23,000        1,127,000
Granges AB..................................................      Sweden            11,125          149,923
SKF AB, B...................................................      Sweden            55,000          843,193
                                                                                               ------------
                                                                                                  4,082,982
                                                                                               ------------
INSURANCE 2.9%
American International Group Inc. ..........................  United States         23,063        1,783,020
Skandia Foersaekrings AB....................................      Sweden           175,000        2,455,708
Swiss Reinsurance Company Zurich............................   Switzerland             605        1,339,006
                                                                                               ------------
                                                                                                  5,577,734
                                                                                               ------------
MACHINERY & ENGINEERING 1.7%
New Holland NV..............................................   Netherlands          62,800          694,725
SIG Swiss Industrial Company Holdings Ltd., registered......   Switzerland           2,000        1,382,839

                                                                              13

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING (CONT.)
Tata Engineering & Locomotive Co Telco, GDR, 144A...........      India            210,000     $    567,000
VA Technologie AG...........................................     Austria             6,000          585,069
                                                                                               ------------
                                                                                                  3,229,633
                                                                                               ------------
MERCHANDISING 3.7%
Arcadia Group Plc. .........................................  United Kingdom        46,875          248,429
Dayton-Hudson Corp. ........................................  United States         60,000        2,160,000
Debenhams Plc. .............................................  United Kingdom        93,750          506,277
*K Mart Corp. ..............................................  United States         60,000          765,000
Safeway Plc. ...............................................  United Kingdom       300,000        1,564,829
Storehouse Plc. ............................................  United Kingdom       525,000        1,907,684
                                                                                               ------------
                                                                                                  7,152,219
                                                                                               ------------
METALS & MINING 1.5%
Industrias Penoles SA.......................................      Mexico           165,000          395,556
Pechiney SA, A..............................................      France            34,000        1,101,692
RGC Ltd. ...................................................    Australia          302,775          373,381
WMC Ltd. ...................................................    Australia          400,000          981,980
                                                                                               ------------
                                                                                                  2,852,609
                                                                                               ------------
MISC MATERIALS & COMMODITIES .7%
Golden Hope Plantations Bhd. ...............................     Malaysia          748,000          428,935
Unitor ASA..................................................      Norway            70,000          836,707
                                                                                               ------------
                                                                                                  1,265,642
                                                                                               ------------
MULTI-INDUSTRY 2.4%
Alfa SA de CV, A............................................      Mexico           280,500          633,056
Brierley Investments Ltd. ..................................   New Zealand       1,200,000          410,399
Cheung Kong Holdings Ltd. ..................................    Hong Kong          240,000          929,128
Foster Wheeler Corp. .......................................  United States         55,000          677,188
Hicom Holdings Bhd. ........................................     Malaysia          814,300          118,684
Hutchison Whampoa Ltd. .....................................    Hong Kong          201,500          873,690
Jardine Matheson Holdings Ltd. .............................    Hong Kong           62,336          110,958
*Metro Pacific Corp. MDI....................................   Philippines      10,112,000          150,064
Saha Union Public Co. Ltd., fgn. ...........................     Thailand          800,000          219,570
Swire Pacific Ltd., A.......................................    Hong Kong          170,000          490,309
Swire Pacific Ltd., B.......................................    Hong Kong          100,000           44,843
                                                                                               ------------
                                                                                                  4,657,889
                                                                                               ------------
REAL ESTATE 1.1%
*Catellus Development Corp. ................................  United States         50,000          628,125
Equity Office Properties Trust..............................  United States         33,751          765,726
Inversiones y Representacion SA.............................    Argentina          290,000          696,139
*PT Jaya Properties.........................................    Indonesia          250,000            4,525
                                                                                               ------------
                                                                                                  2,094,515
                                                                                               ------------

 14

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS 10.7%
Asia Satellite Telecommunications Hldgs. Ltd. ..............    Hong Kong          215,000     $    226,120
British Telecommunications Plc. ............................  United Kingdom       174,000        2,349,855
Compania de Telecomunicaciones de Chile SA, ADR.............      Chile            157,325        2,409,039
*Digital Telecommunications Philippines Inc. ...............   Philippines       3,218,000           46,286
*Jasmine International Public Co. Ltd., fgn. ...............     Thailand          400,000           81,146
Nokia AB, A.................................................     Finland            59,000        4,177,575
Northern Telecom, Ltd. .....................................      Canada            35,400        1,703,066
Philippine Long Distance Telephone Co. .....................   Philippines          30,000          496,575
PT Indosat TBK, ADR.........................................    Indonesia            9,600           57,600
Rostelecom, ADR.............................................      Russia            56,000          203,000
Telecom Argentina Stet-France SA, ADR.......................    Argentina           49,200        1,100,850
Telecom Italia SpA..........................................      Italy            297,100        2,293,305
Telefonica de Argentina SA, B, ADR..........................    Argentina           43,600          975,550
Telefonica SA...............................................      Spain             51,500        1,925,684
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            37,500        1,338,281
*Videsh Sanchar Nigam Ltd. .................................      India              2,500           48,271
Videsh Sanchar Nigam Ltd., GDR, 144A........................      India            114,000        1,111,500
                                                                                               ------------
                                                                                                 20,543,703
                                                                                               ------------
TEXTILES & APPAREL 1.4%
Dawson International Plc. ..................................  United Kingdom       265,000           75,437
Kellwood Co. ...............................................  United States         30,500          813,969
*PT Indorama Synthetics.....................................    Indonesia          793,440          100,526
Shaw Industries Inc. .......................................  United States        108,000        1,633,500
                                                                                               ------------
                                                                                                  2,623,432
                                                                                               ------------
TRANSPORTATION 2.1%
Cathay Pacific Airways Ltd. ................................    Hong Kong          150,000          109,366
Guangshen Railway Co. Ltd., ADR.............................      China             74,000          309,875
Kvaerner ASA, A.............................................      Norway            24,000          493,542
Mayne Nickless Ltd., A......................................    Australia          445,000        2,313,249
Qantas Airways Ltd., ADR, 144A..............................    Australia           65,000          885,950
                                                                                               ------------
                                                                                                  4,111,982
                                                                                               ------------
UTILITIES ELECTRICAL & GAS 6.1%
British Energy Ltd. ........................................  United Kingdom       325,000        3,110,191
Centrais Eletricas Brasileiras SA (Electrobras).............      Brazil        27,500,000          392,557
Centrais Eletricas Brasileiras SA (Electrobras), ADR........      Brazil            83,000          592,404
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul)...........      Brazil        27,500,000           27,806
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul), ADR......      Brazil             5,500           27,806
Endesa SA, br. .............................................      Spain             49,200          934,624
Evn Energie-Versorgung Niederoesterreich AG.................     Austria             4,800          659,532
Gener SA, ADR...............................................      Chile             21,100          278,256
Guangdong Electric Power Development Co Ltd., B.............      China          1,365,000          382,239
Iberdrola SA................................................      Spain            135,000        1,987,614
Korea Electric Power Corp. .................................   South Korea          45,470          585,841
*Nova Corporation...........................................      Canada             5,855           68,314

                                                                              15

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Public Service Co. of New Mexico............................  United States         70,000     $  1,400,000
VEBA AG.....................................................     Germany            26,000        1,339,439
                                                                                               ------------
                                                                                                 11,786,623
                                                                                               ------------
TOTAL COMMON STOCKS (COST $140,273,124).....................                                    150,873,471
                                                                                               ------------
PREFERRED STOCKS 4.5%
Banco Itau SA, pfd. ........................................      Brazil         3,400,000        1,444,473
Cia Vale do Rio Doce, ADR, pfd. ............................      Brazil            46,000          609,737
Concessioni e Costruzioni Autostrade SpA, B, pfd. ..........      Italy            490,000        1,969,728
News Corp. Ltd., pfd. ......................................    Australia          312,000        1,701,503
+Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....      Brazil            42,427        2,999,059
                                                                                               ------------
TOTAL PREFERRED STOCKS (COST $9,129,824)....................                                      8,724,500
                                                                                               ------------
                                                                                PRINCIPAL
                                                                                AMOUNT**
                                                                                --------
SHORT TERM INVESTMENT (COST $32,532,595) 17.0%
U.S. Treasury Bills, 4.87% to 5.035%, with maturities to
  1/21/99...................................................  United States    $32,783,000       32,548,484
                                                                                               ------------
TOTAL INVESTMENTS (COST $181,935,543) 100.1%................                                    192,146,455
OTHER ASSETS, LESS LIABILITIES (.1%)........................                                       (233,383)
                                                                                               ------------
TOTAL NET ASSETS 100.0%.....................................                                   $191,913,072
                                                                                               ------------
                                                                                               ------------

*Non-income producing.
**Securities traded in U.S. dollars.
+Includes securities of twelve new holding companies deemed received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $181,935,543)....    $192,146,455
 Cash.......................................................           8,956
 Receivables:
  Investment securities sold................................          42,997
  Capital shares sold.......................................          58,409
  Dividends.................................................         456,639
                                                                ------------
      Total assets..........................................     192,713,456
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         582,894
  Capital shares redeemed...................................          50,337
  To affiliates.............................................          70,621
 Accrued liabilities........................................          96,532
                                                                ------------
      Total liabilities.....................................         800,384
                                                                ------------
Net assets, at value........................................    $191,913,072
                                                                ------------
                                                                ------------
Net assets consist of:
 Undistributed net investment income........................    $  3,064,216
 Net unrealized appreciation................................      10,210,912
 Accumulated net realized gain..............................       7,325,003
 Capital shares.............................................     171,312,941
                                                                ------------
Net assets, at value........................................    $191,913,072
                                                                ------------
                                                                ------------
Net asset value and maximum offering price per share
  ($191,913,072 / 19,814,350 shares outstanding)............           $9.69
                                                                ------------
                                                                ------------

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $494,757)
 Dividends..................................................    $4,096,363
 Interest...................................................     1,538,597
                                                                ----------
      Total investment income...............................                  $  5,634,960
                                                                              ------------
Expenses:
 Management fees (Note 3)...................................     1,530,273
 Administrative fees (Note 3)...............................       305,449
 Custodian fees.............................................        49,210
 Reports to shareholders....................................       254,000
 Registration and filing fees...............................        27,500
 Professional fees..........................................        34,748
 Directors' fees and expenses...............................        21,800
 Other......................................................         3,028
                                                                ----------
      Total expenses........................................                     2,226,008
      Expenses waived/paid by affiliate (Note 3)............                      (195,361)
                                                                              ------------
          Net expenses......................................                     2,030,647
                                                                              ------------
            Net investment income...........................                     3,604,313
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     9,813,342
  Foreign currency transactions.............................         3,493
                                                                ----------
      Net realized gain.....................................                     9,816,835
      Net unrealized depreciation on investments............                   (31,942,765)
                                                                              ------------
Net realized and unrealized loss............................                   (22,125,930)
                                                                              ------------
Net decrease in net assets resulting from operations........                  $(18,521,617)
                                                                              ------------
                                                                              ------------

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,604,313       $  2,859,233
  Net realized gain from investments and foreign currency
   transactions.............................................       9,816,835          2,277,880
  Net unrealized appreciation (depreciation) on
   investments..............................................     (31,942,765)        25,677,851
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (18,521,617)        30,814,964
 Distributions to shareholders from:
  Net investment income.....................................      (3,044,916)        (2,272,093)
  Net realized gains........................................      (4,707,546)        (1,748,572)
 Capital share transactions (Note 2)........................      45,503,858         37,870,430
                                                                -------------------------------
    Net increase in net assets..............................      19,229,779         64,664,729
Net assets:
 Beginning of year..........................................     172,683,293        108,018,564
                                                                -------------------------------
                                                                -------------------------------
 End of year................................................    $191,913,072       $172,683,293
                                                                -------------------------------
                                                                -------------------------------
Undistributed net investment income included in net assets:
 End of year................................................    $  3,064,216       $  2,504,819
                                                                -------------------------------
                                                                -------------------------------

                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 20

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At August 31, 1998, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED AUGUST 31,
                                                             ------------------------------------------------------------
                                                                        1998                              1997
                                                             ------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES        AMOUNT
                                                             ------------------------------------------------------------
Shares sold................................................   4,444,049    $ 50,031,188          4,160,931    $41,490,628
Shares issued on reinvestment of distributions.............     709,140       7,740,903            438,969      4,009,606
Shares redeemed............................................  (1,086,763)    (12,268,233)          (751,000)    (7,629,804)
                                                             ------------------------------------------------------------
Net increase...............................................   4,066,426    $ 45,503,858          3,848,900    $37,870,430
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

                                                                              21

PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to waive management fees and assume payment of other expenses that exceed a total of 1% of the Fund's average daily net assets, as reported in the Statement of Operations.

Legal fees of $12,356 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 43,854,456
Unrealized depreciation.....................................   (33,643,544)
                                                              ------------
Net unrealized appreciation.................................  $ 10,210,912
                                                              ------------
                                                              ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $53,010,793 and $20,444,690, respectively.

 22

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Capital Accumulator Fund, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Capital Accumulator Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              23

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain...............................................    $  196,809
20% Rate Gain...............................................     8,564,085
                                                                ----------
Total.......................................................    $8,760,894
                                                                ==========

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 12.01% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

 24

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates. 09/98

PAGE

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the prospectus of Templeton Capital Accumulator Fund, Inc. which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                        [RECYCLE LOGO] Printed on recycled paper

TLCAP A98 10/98